Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                 /s/Richard T. Hale
                                                 -------------------------
                                              Richard T. Hale
                                              Chief Executive Officer
                                              Scudder Flag Equity Partners
                                              Fund, a series of Scudder Flag
                                              Equity Partners Fund, Inc.
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                                             Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                     /s/Charles A. Rizzo
                                                     -------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Flag Equity Partners
                                                  Fund, a series of Scudder Flag
                                                  Equity Partners Fund, Inc.